Subsequent Events	12 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

List on Nasdaq Capital Market

In December, 2023, the Company completed its initial public offering and was listed on the Nasdaq Capital Market under the symbol “LGCB”. 1,500,000 ordinary shares were issued at a price of $4.00 per share for net proceeds of approximately $5.4 million, after deducting underwriting discounts, commissions and other offering expense of $0.6 million. After the initial public offering, there were 21,500,000 ordinary shares outstanding, with par value of $0.00025.

The Group has evaluated subsequent events through the date these consolidated financial statements are issued on April 12, 2024. The Group did not identify any subsequent events with a material financial impact on the Group’s consolidated financial statements.